Exhibit 99.2

Aon Corporation

Segments - Reclassified for Discontinued Operations

	2003					2004
(millions)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year	1st Quarter
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$507	$590	$562	$640	$2,299	$532
Risk Management & Insurance Brokerage - International	524	507	478	565	2,074	633
Reinsurance Brokerage & Related Services	237	219	225	192	873	239
Claims Services	88	88	85	91	352	61
Total Risk & Insurance Brokerage Services	1,356	1,404	1,350	1,488	5,598	1,465

Consulting:
Benefits, Compensation, Management & Communications Consulting	209	224	214	251	898	225
Human Resource Outsourcing	71	68	70	78	287	76
Total Consulting	280	292	284	329	1,185	301

Insurance Underwriting:
Accident & Health and Life	399	377	416	402	1,594	425
Warranty, Credit and Property & Casualty	310	315	326	338	1,289	356
Total Insurance Underwriting	709	692	742	740	2,883	781

Corporate & Other	31	40	14	40	125	36
Intersegment Revenues	(12)	(16)	(21)	(19)	(68)	(18)
Total	$2,364	$2,412	$2,369	$2,578	$9,723	$2,565

Income (loss) from continuing operations before income tax and minority interest
Risk & Insurance Brokerage Services	$235	$180	$191	$239	$845	$242
Consulting	21	22	20	47	110	26
Insurance Underwriting	63	64	58	11	196	53
Corporate & Other	(50)	(6)	(28)	61	(23)	(22)
Total	$269	$260	$241	$358	$1,128	$299

Income from continuing operations before income tax - margins
Risk & Insurance Brokerage Services	17.3%	12.8%	14.1%	16.1%	15.1%	16.5%
Consulting	7.5%	7.5%	7.0%	14.3%	9.3%	8.6%
Insurance Underwriting	8.9%	9.2%	7.8%	1.5%	6.8%	6.8%
Total	11.4%	10.8%	10.2%	13.9%	11.6%	11.7%

	2002
(millions)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$448	$517	$534	$607	$2,106
Risk Management & Insurance Brokerage - International	420	413	403	459	1,695
Reinsurance Brokerage & Related Services	194	186	204	181	765
Claims Services	77	80	87	85	329
Total Risk & Insurance Brokerage Services	1,139	1,196	1,228	1,332	4,895

Consulting:
Benefits, Compensation, Management & Communications Consulting	183	194	193	226	796
Human Resource Outsourcing	48	52	74	76	250
Total Consulting	231	246	267	302	1,046

Insurance Underwriting:
Accident & Health and Life	389	441	415	394	1,639
Warranty, Credit and Property & Casualty	260	309	303	290	1,162
Total Insurance Underwriting	649	750	718	684	2,801

Corporate & Other	45	(95)	8	21	(21)
Total	$2,064	$2,097	$2,221	$2,339	$8,721

Income (loss) from continuing operations before income tax and minority interest
Risk & Insurance Brokerage Services	$192	$146	$212	$252	$802
Consulting	27	24	26	45	122
Insurance Underwriting	68	2	41	44	155
Corporate & Other	(7)	(147)	(51)	(37)	(242)
Total	$280	$25	$228	$304	$837

Income from continuing operations before income tax - margins
Risk & Insurance Brokerage Services	16.9%	12.2%	17.3%	18.9%	16.4%
Consulting	11.7%	9.8%	9.7%	14.9%	11.7%
Insurance Underwriting	10.5%	0.3%	5.7%	6.4%	5.5%
Total	13.6%	1.2%	10.3%	13.0%	9.6%

	2001
(millions)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$423	$480	$441	$576	$1,920
Risk Management & Insurance Brokerage - International	375	342	322	374	1,413
Reinsurance Brokerage & Related Services	170	169	169	142	650
Claims Services	79	90	93	100	362
Total Risk & Insurance Brokerage Services	1,047	1,081	1,025	1,192	4,345

Consulting:
Benefits, Compensation, Management & Communications Consulting	169	181	180	210	740
Human Resource Outsourcing	43	47	50	53	193
Total Consulting	212	228	230	263	933

Insurance Underwriting:
Accident & Health and Life	348	354	357	370	1,429
Warranty, Credit and Property & Casualty	280	255	284	273	1,092
Total Insurance Underwriting	628	609	641	643	2,521

Corporate & Other	(85)	(14)	3	(75)	(171)
Total	$1,802	$1,904	$1,899	$2,023	$7,628

Income (loss) from continuing operations before income tax and minority interest
Risk & Insurance Brokerage Services	$165	$79	$141	$176	$561
Consulting	24	24	29	50	127
Insurance Underwriting	68	60	45	(5)	168
Corporate & Other	(169)	(94)	(76)	(152)	(491)
Total	$88	$69	$139	$69	$365

Income (loss) from continuing operations before income tax - margins
Risk & Insurance Brokerage Services	15.8%	7.3%	13.8%	14.8%	12.9%
Consulting	11.3%	10.5%	12.6%	19.0%	13.6%
Insurance Underwriting	10.8%	9.9%	7.0%	-0.8%	6.7%
Total	4.9%	3.6%	7.3%	3.4%	4.8%

	2000
(millions)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$420	$456	$448	$544	$1,868
Risk Management & Insurance Brokerage - International	370	332	301	332	1,335
Reinsurance Brokerage & Related Services	153	145	159	153	610
Claims Services	60	61	63	68	252
Total Risk & Insurance Brokerage Services	1,003	994	971	1,097	4,065

Consulting:
Benefits, Compensation, Management & Communications Consulting	143	147	148	198	636
Human Resource Outsourcing	33	33	34	34	134
Total Consulting	176	180	182	232	770

Insurance Underwriting:
Accident & Health and Life	319	323	330	349	1,321
Warranty, Credit and Property & Casualty	267	286	264	275	1,092
Total Insurance Underwriting	586	609	594	624	2,413

Corporate & Other	30	22	25	(6)	71
Total	$1,795	$1,805	$1,772	$1,947	$7,319

Income (loss) from continuing operations before income tax and minority interest
Risk & Insurance Brokerage Services	$177	$177	$178	$125	$657
Consulting	19	23	26	38	106
Insurance Underwriting	68	82	85	90	325
Corporate & Other	(48)	(56)	(46)	(92)	(242)
Total	$216	$226	$243	$161	$846

Income from continuing operations before income tax - margins
Risk & Insurance Brokerage Services	17.6%	17.8%	18.3%	11.4%	16.2%
Consulting	10.8%	12.8%	14.3%	16.4%	13.8%
Insurance Underwriting	11.6%	13.5%	14.3%	14.4%	13.5%
Total	12.0%	12.5%	13.7%	8.3%	11.6%